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                                                                   EXHIBIT 10.51

                              ALON USA ENERGY, INC.
                        2005 INCENTIVE COMPENSATION PLAN




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                              ALON USA ENERGY, INC.
                        2005 INCENTIVE COMPENSATION PLAN

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SECTION                                                                PAGE

1.       Purpose.........................................................1

2.       Term............................................................1

3.       Definitions.....................................................1

4.       Shares Available Under Plan.....................................5

5.       Limitations on Awards...........................................5

6.       Stock Options...................................................6

7.       Appreciation Rights.............................................7

8.       Restricted Shares...............................................9

9.       Restricted Stock Units.........................................10

10.      Performance Shares and Performance Units.......................10

11.      Senior Executive Plan Bonuses..................................11

12.      Awards to Eligible Directors...................................12

13.      Transferability................................................13

14.      Adjustments....................................................13

15.      Fractional Shares..............................................14

16.      Withholding Taxes..............................................14

17.      Administration of the Plan.....................................14

18.      Amendments and Other Matters...................................15

19.      Governing Law..................................................16
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                              ALON USA ENERGY, INC.
                        2005 INCENTIVE COMPENSATION PLAN


         Alon USA Energy, Inc., a Delaware corporation (the "Company"), establishes the Alon USA Energy, Inc. 2005 Incentive Compensation Plan (the "Plan"), effective as of July 6, 2005, subject to stockholder approval.

1. PURPOSE. The purpose of the Plan is to attract and retain the best available talent and encourage the highest level of performance by directors, executive officers and selected employees, and to provide them incentives to put forth maximum efforts for the success of the Company's business, in order to serve the best interests of the Company and its stockholders.

2. TERM. The Plan will expire on the tenth anniversary of the date on which it is approved by the stockholders of the Company. No further Awards will be made under the Plan on or after such tenth anniversary. Awards that are outstanding on the date the Plan terminates will remain in effect according to their terms and the provisions of the Plan.

3. DEFINITIONS. The following terms, when used in the Plan with initial capital letters, will have the following meanings:

         (a)               APPRECIATION RIGHT means a right granted pursuant to
                  Section 7.

         (b) AWARD means the award of a Senior Executive Plan Bonus; the grant of Appreciation Rights, Stock Options, Performance Shares, Performance Units or Restricted Stock Units; or the grant or sale of Restricted Shares.

         (c)               BOARD means the Board of Directors of the Company.

         (d) CODE means the Internal Revenue Code of 1986, as in effect from time to time.

         (e)               COMMITTEE means:

                  (i)               with respect to any matter arising under the
                           Plan that relates to a Participant who is subject to
                           Section 16 of the Exchange Act, the Incentive Compensation Plan Committee appointed by the Board, which committee at all times will consist of two or more members of the Board, all of whom are intended
                           (A) to meet all applicable independence requirements of the New York Stock Exchange or the principal national securities exchange or principal market on or in which the Common Stock is traded and (B) to qualify as "non-employee directors" as defined in Rule 16b-3 and as "outside directors" as defined in regulations adopted under Section 162(m) of the Code, as such terms may be amended from time to time, provided, however, that the failure of a member of the Committee to so qualify will not invalidate any Award granted to such Participant under the Plan;

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                  (ii)              with respect to any matter arising under the
                           Plan that relates to any other Participant, the Compensation Committee of the Board; and

                  (iii)             to the extent the administration of the Plan
                           has been assumed by the Board pursuant to Section 17, the Board.

         (f) COMMON STOCK means the common stock, par value $.01 per share, of the Company or any security into which such Common Stock may be changed by reason of any transaction or event of the type described in Section 14.

         (g) DATE OF GRANT means the date specified by the Committee on which an Award will become effective.

         (h) DEFERRAL PERIOD means the period of time during which Restricted Stock Units are subject to deferral limitations under Section 9.

         (i) ELIGIBLE DIRECTOR means a member of the Board who is not (i) an employee of the Company or any Subsidiary or (ii) an officer, director or employee of (A) Alon Israel Oil Company or any of its affiliates other than the Company or any Subsidiary; (B) Africa Israel Investments Ltd. or any of its affiliates; (C) Bielsol Investments (1987) Ltd. or any of its affiliates; or (D) Kibbutz Movement or any of its affiliates.

         (j) EVIDENCE OF AWARD means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and need not be signed by a representative of the Company or a Participant.

         (k)               EXCHANGE ACT means the Securities Exchange Act of
                   1934, as amended.

         (l) GRANT PRICE means the price per share of Common Stock at which an Appreciation Right is granted.

         (m) MANAGEMENT OBJECTIVES means the measurable performance objectives, if any, established by the Committee for a Performance Period that are to be achieved with respect to an Award. Management Objectives may be described in terms of company-wide objectives (i.e., the performance of the Company and all of its Subsidiaries) or in terms of objectives that are related to the performance of the individual Participant or of the division, Subsidiary, department, region or function within the Company or a Subsidiary in which the Participant receiving the Award is employed or on which the Participant's efforts have the most influence. The achievement of the Management Objectives established by the Committee for any Performance Period will be determined without regard to any change in accounting standards by the Financial Accounting Standards Board or any successor entity.


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                  The Management Objectives applicable to any Award to a
         Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision) will be limited to specified levels of, growth in, or performance relative to peer company performance in, one or more of the following performance measures (excluding the effect of extraordinary or nonrecurring items unless the Committee specifically includes any such extraordinary or nonrecurring item at the time such Award is granted):

                  (i)               profitability measures;

                  (ii)              revenue, sales and same store sales
                                    measures;

                  (iii)             business unit performance;

                  (iv)              leverage measures;

                  (v)               stockholder return;

                  (vi)              expense management;

                  (vii)             asset and liability measures;

                  (viii)            individual performance;

                  (ix)              supply chain efficiency;

                  (x)               customer satisfaction;

                  (xi)              productivity measures;

                  (xii)             cash flow measures;

                  (xiii)            return measures; and

                  (xiv)             product development and/or performance

                  If the Committee determines that, as a result of a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which the Company conducts its business, or any other events or circumstances, the Management Objectives are no longer suitable, the Committee may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, with respect to a Performance Period as the Committee deems appropriate and equitable.

         (n) MARKET VALUE PER SHARE means, at any date, the closing sale price of the Common Stock on that date (or, if there are no sales on that date, the last preceding date on which there was a sale) on the principal national securities exchange or in the principal market on or in which the Common Stock is traded.


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         (o)               OPTION PRICE means the purchase price per share
                  payable on exercise of a Stock Option.

         (p) PARTICIPANT means a person who is selected by the Committee to receive an Award under the Plan and who at that time is an executive officer or other key employee of the Company or any Subsidiary.

         (q) PERFORMANCE SHARE means a bookkeeping entry that records the equivalent of one share of Common Stock awarded pursuant to Section 10.

         (r) PERFORMANCE PERIOD means, with respect to an Award, a period of time within which the Management Objectives relating to such Award are to be measured. The Performance Period for a Senior Executive Plan Bonus will be the fiscal year of the Company, and, unless otherwise expressly provided in the Plan, the Performance Period for all other Awards will be established by the Committee at the time of the Award.

         (s) PERFORMANCE UNIT means a unit equivalent to $1.00 (or such other value as the Committee determines) granted pursuant to Section 10.

         (t) RESTRICTED SHARES means shares of Common Stock granted or sold pursuant to Section 8 as to which neither the ownership restrictions nor the restrictions on transfer have expired.

         (u)               RESTRICTED STOCK UNITS means an Award pursuant to
                  Section 9 of the right to receive shares of Common Stock at the end of a specified Deferral Period.

         (v) RULE 16B-3 means Rule 16b-3 under Section 16 of the Exchange Act as amended (or any successor rule to the same effect), as in effect from time to time.

         (w) SENIOR EXECUTIVE PLAN BONUS means an Award of annual incentive compensation made pursuant to and subject to the conditions set forth in Section 11.

         (x) SPREAD means the excess of the Market Value per Share on the date an Appreciation Right is exercised over (i) the Option Price provided for in the Stock Option granted in tandem with the Appreciation Right or (ii) if there is no tandem Stock Option, the Grant Price provided for in the Appreciation Right, in either case multiplied by the number of shares of Common Stock in respect of which the Appreciation Right is exercised.

         (y) STOCK OPTION means the right to purchase shares of Common Stock upon exercise of an option granted pursuant to
                  Section 6.

         (z) SUBSIDIARY means (i) any corporation of which at least 50% of the combined voting power of the then outstanding shares of Voting Stock is owned directly or indirectly by the Company, (ii) any partnership of which at least 50% of the profits interest or capital interest is owned directly or indirectly by the

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                  Company and (iii) any other entity of which at least 50% of the total equity interest is owned directly or indirectly by the Company.

         (aa) VOTING STOCK means the securities entitled to vote generally in the election of directors or persons who serve similar functions.

4. SHARES AVAILABLE UNDER PLAN. The aggregate number of shares of Common Stock that may be (i) subject to an Award of Appreciation Rights or Stock Options or (ii) issued or transferred as Restricted Shares and released from all restrictions or in payment of Performance Shares, Performance Units, Restricted Stock Units or Senior Executive Plan Bonuses will not exceed in the aggregate 2,200,000 shares. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing. The number of shares of Common Stock available under this Section 4 will be subject to adjustment as provided in Section 14 and will be further adjusted to include shares that relate to Awards that expire or are forfeited. The number of shares of Common Stock available under this Section 4 will not be adjusted to include (i) any shares withheld by, or tendered to, the Company in payment of the Option Price with respect to a Stock Option or in satisfaction of the taxes required to be withheld in connection with any Award granted under the Plan or (ii) any shares subject to an Appreciation Right that are not transferred to a Participant upon exercise of the Appreciation Right.

5. LIMITATIONS ON AWARDS. Awards under the Plan will be subject to the following limitations:

         (a) No more than 2,200,000 shares of Common Stock, subject to adjustment as provided in Section 4, may be subject to an Award of Stock Options that are intended to qualify as incentive stock options under Section 422 of the Code.

         (b)               The maximum number of shares of Common Stock that:

                  (i)               may be subject to Stock Options or
                           Appreciation Rights granted to a Participant during any calendar year will not exceed 100,000 shares plus an additional 100,000 shares with respect to Stock Options or Appreciation Rights granted a Participant who has not previously been employed by the Company or any Subsidiary and

                  (ii)              may be granted to a Participant during any
                           calendar year as Performance Shares, Restricted Shares or Restricted Stock Units may not exceed 50,000 shares plus an additional 50,000 shares with respect to Performance Shares, Restricted Shares or Restricted Stock Units granted a Participant who has not previously been employed by the Company or any Subsidiary.

                           The limitations set forth in this Section 5(b) will
                  apply without regard to whether the applicable Award is settled in cash or in shares of Common Stock.


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         (c)               The maximum aggregate cash value of payments to any
                  Participant for any Performance Period pursuant to an award of Performance Units will not exceed $1 million.

         (d) The payment of a Senior Executive Plan Bonus to any Participant will not exceed $1 million.

6. STOCK OPTIONS. The Committee may from time to time authorize grants of options to any Participant to purchase shares of Common Stock upon such terms and conditions as it may determine in accordance with this Section 6. Each Participant who is a key employee of the Company or any Subsidiary will be eligible to receive a grant of Stock Options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Code. Each grant of Stock Options may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

         (a) Each grant will specify the number of shares of Common Stock to which it relates.

         (b) Each grant will specify the Option Price, which will not be less than 100% of the Market Value per Share on the Date of Grant.

         (c) Each grant will specify whether the Option Price will be payable (i) in cash or by check acceptable to the Company,
                  (ii) by the actual or constructive transfer to the Company of shares of Common Stock owned by the Participant for at least six months (or, with the consent of the Committee, for less than six months) having an aggregate Market Value per Share at the date of exercise equal to the aggregate Option Price,
                  (iii) with the consent of the Committee, by authorizing the Company to withhold a number of shares of Common Stock otherwise issuable to the Participant having an aggregate Market Value per Share on the date of exercise equal to the aggregate Option Price or (iv) by a combination of such methods of payment; provided, however, that the payment methods described in clauses (ii) and (iii) will not be available at any time that the Company is prohibited from purchasing or acquiring such shares of Common Stock.

         (d) To the extent permitted by law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker of some or all of the shares to which such exercise relates.

         (e) Successive grants may be made to the same Participant whether or not any Stock Options or other Awards previously granted to such Participant remain unexercised or outstanding.

         (f) Each grant will specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary that are necessary before the Stock Options or installments thereof will become exercisable.


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         (g)               Any grant may specify the Management Objectives that
                  must be achieved as a condition to the exercise of the Stock Options.

         (h) Any grant may provide for the earlier exercise of the Stock Options in the event of a change in control or other similar transaction or event.

         (i) Stock Options may be (i) options which are intended to qualify under particular provisions of the Code, (ii) options which are not intended to so qualify or (iii) combinations of the foregoing.

         (j) On or after the Date of Grant, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         (k) The Committee will have the right to substitute Appreciation Rights for outstanding Options granted to one or more Participants, provided the terms and the economic benefit of the substituted Appreciation Rights are at least equivalent to the terms and economic benefit of such Options, as determined by the Committee in its discretion.

         (l) Any grant may provide for the effect on the Stock Options or any shares of Common Stock issued, or other payment made, with respect to the Stock Options of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary.

         (m) Each grant will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee may approve, including without limitation provisions relating to the Participant's termination of employment or other termination of service by reason of retirement, death, disability or otherwise.

7. APPRECIATION RIGHTS. The Committee may also from time to time authorize grants to any Participant of Appreciation Rights upon such terms and conditions as it may determine in accordance with this
         Section 7. Appreciation Rights may be granted in tandem with Stock Options or separate and apart from a grant of Stock Options. An Appreciation Right will be a right of the Participant to receive from the Company upon exercise an amount which will be determined by the Committee at the Date of Grant and will be expressed as a percentage of the Spread (not exceeding 100%) at the time of exercise. An Appreciation Right granted in tandem with a Stock Option may be exercised only by surrender of the related Stock Option. Each grant of an Appreciation Right may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

         (a) Each grant will state whether it is made in tandem with Stock Options and, if not made in tandem with any Stock Options, will specify the number of shares of Common Stock in respect of which it is made.


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         (b)               Each grant made in tandem with Stock Options will
                  specify the Option Price and each grant not made in tandem with Stock Options will specify the Grant Price, which in either case will not be less than 100% of the Market Value per Share on the Date of Grant.

         (c) Any grant may provide that the amount payable on exercise of an Appreciation Right may be paid (i) in cash,
                  (ii) in shares of Common Stock having an aggregate Market Value per Share equal to the Spread (or the designated percentage of the Spread) or (iii) in a combination thereof, as determined by the Committee in its discretion.

         (d) Any grant may specify that the amount payable to the Participant on exercise of an Appreciation Right may not exceed a maximum amount specified by the Committee at the Date of Grant.

         (e) Successive grants may be made to the same Participant whether or not any Appreciation Rights or other Awards previously granted to such Participant remain unexercised or outstanding.

         (f) Each grant will specify the required period or periods of continuous service by the Participant with the Company or any Subsidiary that are necessary before the Appreciation Rights or installments thereof will become exercisable, and will provide that no Appreciation Rights may be exercised except at a time when the Spread is positive and, with respect to any grant made in tandem with Stock Options, when the related Stock Options are also exercisable.

         (g) Any grant may specify the Management Objectives that must be achieved as a condition to the exercise of the Appreciation Rights.

         (h) Any grant may provide for the earlier exercise of the Appreciation Rights in the event of a change in control or other similar transaction or event.

         (i) On or after the Date of Grant, the Committee may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Stock on a current, deferred or contingent basis.

         (j) Any grant may provide for the effect on the Appreciation Rights or any shares of Common Stock issued, or other payment made, with respect to the Appreciation Rights of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary.

         (k) Each grant will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee may approve, including without limitation provisions relating to the Participant's termination of employment or other termination of service by reason of retirement, death, disability or otherwise.


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8.                RESTRICTED SHARES. The Committee may also from time to time authorize grants or sales to any Participant of Restricted Shares upon such terms and conditions as it may determine in accordance with this
         Section 8. Each grant or sale will constitute an immediate transfer of the ownership of shares of Common Stock to the Participant in consideration of the performance of services, entitling such Participant to voting and other ownership rights, but subject to the restrictions set forth in this Section 8. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

         (a) Each grant or sale may be made without additional consideration or in consideration of a payment by the Participant that is less than the Market Value per Share at the Date of Grant, except as may otherwise be required by the Delaware General Corporation Law.

         (b) Each grant or sale may limit the Participant's dividend rights during the period in which the shares of Restricted Shares are subject to any such restrictions.

         (c) Each grant or sale will provide that the Restricted Shares will be subject, for a period to be determined by the Committee at the Date of Grant, to one or more restrictions, including without limitation a restriction that constitutes a "substantial risk of forfeiture" within the meaning of Section 83 of the Code and the regulations of the Internal Revenue Service under such section.

         (d) Any grant or sale may specify the Management Objectives that, if achieved, will result in the termination or early termination of the restrictions applicable to the shares.

         (e) Any grant or sale may provide for the early termination of any such restrictions in the event of a change in control or other similar transaction or event.

         (f) Each grant or sale will provide that during the period for which such restriction or restrictions are to continue, the transferability of the Restricted Shares will be prohibited or restricted in a manner and to the extent prescribed by the Committee at the Date of Grant (which restrictions may include without limitation rights of repurchase or first refusal in favor of the Company or provisions subjecting the Restricted Shares to continuing restrictions in the hands of any transferee).

         (g) Any grant or sale may provide for the effect on the Restricted Shares or any shares of Common Stock issued free of restrictions, or other payment made, with respect to the Restricted Shares of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary.

         (h) Each grant or sale will be evidenced by an Evidence of Award, which may contain such terms and provisions, consistent with the Plan, as the Committee

                                       9
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                  may approve, including without limitation provisions relating to the Participant's termination of employment or other termination of service by reason of retirement, death, disability or otherwise.

9. RESTRICTED STOCK UNITS. The Committee may also from time to time authorize grants or sales to any Participant of Restricted Stock Units upon such terms and conditions as it may determine in accordance with this Section 9. Each grant or sale will constitute the agreement by the Company to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify. Each such grant or sale may utilize any or all of the authorizations, and will be subject to all of the requirements, contained in the following provisions:

         (a) Each grant or sale may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Market Value per Share on the Date of Grant, except as may otherwise be required by the Delaware General Corporation Law.

         (b) Each grant or sale will provide that the Restricted Stock Units will be subject to a Deferral Period, which will be fixed by the Committee on the Date of Grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control or other similar transaction or event.

         (c) During the Deferral Period, the Participant will not have any right to transfer any rights under the Restricted Stock Units, will not have any rights of ownership in the Restricted Stock Units and will not have any right to vote the Restricted Stock Units, but the Committee may on or after the Date of Grant authorize the payment of dividend equivalents on such shares in cash or Common Stock on a current, deferred or contingent basis.

         (d) Any grant or sale may provide for the effect on the Restricted Stock Units or any shares of Common Stock issued free of restrictions, or other payment made, with respect to the Restricted Stock Units of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary.

         (e) Each grant or sale will be evidenced by an Evidence of Award, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the Participant's termination of employment or other termination of service by reason of retirement, death, disability or otherwise.

10. PERFORMANCE SHARES AND PERFORMANCE UNITS. The Committee may also from time to time authorize grants to any Participant of Performance Shares and Performance Units, which will become payable upon achievement of specified Management Objectives, upon such terms and conditions as it may determine in accordance with this


                                       10
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         Section 10. Each such grant may utilize any or all of the
         authorizations, and will be subject to all of the requirements, contained in the following provisions:

         (a) Each grant will specify the number of Performance Shares or Performance Units to which it relates.

         (b) The Performance Period with respect to each Performance Share and Performance Unit will be determined by the Committee at the time of grant.

         (c) Each grant will specify the Management Objectives that, if achieved, will result in the payment of the Performance Shares or Performance Units.

         (d) Each grant will specify the time and manner of payment of Performance Shares or Performance Units which have become payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Performance Shares or Performance Units which have become payable or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.

         (e) Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Date of Grant. Any grant of Performance Units may specify that the amount payable, or the number of shares of Common Stock issued, with respect to the Performance Units may not exceed maximums specified by the Committee on the Date of Grant.

         (f) On or after the Date of Grant, the Committee may provide for the payment to the Participant of dividend equivalents on Performance Shares in cash or Common Stock on a current, deferred or contingent basis.

         (g) Any grant may provide for the effect on the Performance Shares or Performance Units or any shares of Common Stock issued, or other payment made, with respect to the Performance Shares or Performance Units of any conduct of the Participant determined by the Committee to be injurious, detrimental or prejudicial to any significant interest of the Company or any Subsidiary.

         (h) Each grant will be evidenced by an Evidence of Award, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the payment of the Performance Shares or Performance Units in the event of a change in control or other similar transaction or event and provisions relating to the Participant's termination of employment or other termination of service by reason of retirement, death, disability or otherwise.

11. SENIOR EXECUTIVE PLAN BONUSES. The Committee may from time to time authorize the payment of annual incentive compensation to a Participant who is, or is determined by the Committee to be likely to become, a "covered employee" within the


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         meaning of Section 162(m) of the Code (or any successor provision), which incentive compensation will become payable upon achievement of specified Management Objectives. Subject to Section 5(d), Senior Executive Plan Bonuses will be payable upon such terms and conditions as the Committee may determine in accordance with the following provisions:

         (a) No later than 90 days after the first day of the Company's fiscal year, the Committee will specify the Management Objectives that, if achieved, will result in the payment of a Senior Executive Plan Bonus for such year.

         (b) Following the close of the Company's fiscal year, the Committee will certify in writing whether the specified Management Objectives have been achieved. Approved minutes of a meeting of the Committee at which such certification is made will be treated as written certification for this purpose. The Committee will also specify the time and manner of payment of a Senior Executive Plan Bonus which becomes payable, which payment may be made in (i) cash, (ii) shares of Common Stock having an aggregate Market Value per Share equal to the aggregate value of the Senior Executive Plan Bonus which has become payable or (iii) any combination thereof, as determined by the Committee in its discretion at the time of payment.

         (c) If a change in control occurs during a Performance Period, the Senior Executive Plan Bonus payable to each Participant for the Performance Period will be determined at the highest level of achievement of the Management Objectives, without regard to actual performance and without proration for less than a full Performance Period. The Senior Executive Plan Bonus will be paid at such time following the change in control as the Committee determines in its discretion, but in no event later than 30 days after the date of an event which results in a change in control.

         (d) Each grant may be evidenced by an Evidence of Award, which will contain such terms and provisions as the Committee may determine consistent with the Plan, including without limitation provisions relating to the Participant's termination of employment by reason of retirement, death, disability or otherwise.

12.               AWARDS TO ELIGIBLE DIRECTORS.

         (a) Effective upon the consummation of the Company's initial public offering, each Eligible Director will be granted Restricted Shares having an aggregate Market Value per Share equal to $25,000 on the Date of Grant.

         (b) Following the Company's initial public offering, on the date of an Eligible Director's first election to the Board, if such date is not also the date of an annual meeting of the stockholders of the Company, and immediately after each annual meeting of the stockholders of the Company, each Eligible Director will be granted Restricted Shares having an aggregate Market Value per Share equal to $25,000 on the Date of Grant.


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


         (c) Each grant of Restricted Shares to an Eligible Director will vest in three equal installments on the first, second and third anniversaries of the Date of Grant and may not be sold or otherwise transferred (other than by will or the laws of descent and distribution) prior to such vesting date. If, prior to a vesting date, an Eligible Director voluntarily resigns or is removed from the Board, the Eligible Director's unvested Restricted Shares will be forfeited and cancelled. In the event of an Eligible Director's retirement from the Board, death or disability prior to a vesting date, all unvested Restricted Shares will become fully vested.

13. TRANSFERABILITY. No Award may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant controls the management of assets and to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant. No Stock Option or Appreciation Right granted to a Participant will be exercisable during the Participant's lifetime by any person other than the Participant or the Participant's guardian or legal representative or any permitted transferee.

14.               ADJUSTMENTS.

         (a) The Committee may make or provide for such adjustments in (i) the maximum number of shares of Common Stock specified in Sections 4 and 5, (ii) the number of shares of Common Stock covered by outstanding Stock Options, Appreciation Rights, Performance Shares and Restricted Stock Units granted under the Plan, (iii) the Option Price or Grant Price applicable to any Stock Options and Appreciation Rights, and (iv) the kind of shares covered by any such Awards (including shares of another issuer), as the Committee in its discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (y) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets, issuance of rights or warrants to purchase securities, or (z) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding Awards such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require in connection with such substitution the surrender of all Awards so replaced. Moreover, the Committee may on or after the Date of Grant provide in the Evidence of Award under the Plan that the holder of the Award may elect to receive an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect, or the Committee may


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


                  provide that the holder will automatically be entitled to receive such an equivalent award.

         (b) The Committee may accelerate the payment of, or vesting with respect to, any Award under the Plan upon the occurrence of a transaction or event described in this Section 14; provided, however, that in the case of any Award that constitutes a deferral of compensation within the meaning of
                  Section 409A of the Code, the Committee will not accelerate the payment of the Award unless it determines in good faith that such transaction or event satisfies the requirements of a change in control event under guidance issued by the Secretary of the Treasury under Section 409A.

15. FRACTIONAL SHARES. the Company will not be required to issue any fractional share of Common Stock pursuant to the Plan. The Committee may provide for the elimination of fractions or for the settlement of fractions in cash.

16. WITHHOLDING TAXES. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under the Plan, and the amounts available to the Company for such withholding are insufficient, it will be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. In addition, if permitted by the Committee, the Participant or such other person may elect to have any withholding obligation of the Company satisfied with shares of Common Stock that would otherwise be transferred to the Participant or such other person in payment of the Participant's Award. However, without the consent of the Committee, shares of Common Stock will not be withheld in excess of the minimum number of shares required to satisfy the Company's withholding obligation.

17.               ADMINISTRATION OF THE PLAN.

         (a) Unless the administration of the Plan has been expressly assumed by the Board pursuant to a resolution of the Board, the Plan will be administered by the Committee. A majority of the Committee will constitute a quorum, and the action of the members of the Committee present at any meeting at which a quorum is present, or acts unanimously approved in writing, will be the acts of the Committee.

         (b) The Committee has the full authority and discretion to administer the Plan and to take any action that is necessary or advisable in connection with the administration of the Plan, including without limitation the authority and discretion to interpret and construe any provision of the Plan or of any agreement, notification or document evidencing an Award. The interpretation and construction by the Committee of any such provision and any determination by the Committee pursuant to any provision of the Plan or of any such agreement, notification or document will be final and conclusive. No member of the Committee will be liable for any such action or determination made in good faith.


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


         (c) It is the Company's intention that any Award granted under the Plan that constitutes a deferral of compensation within the meaning of Section 409A of the Code and the guidance issued by the Secretary of the Treasury under Section 409A satisfy the requirements of Section 409A. In granting such an Award, the Committee will use its best efforts to exercise its authority under the Plan with respect to the terms of such Award in a manner that the Committee determines in good faith will cause the Award to comply with Section 409A and thereby avoid the imposition of penalty taxes and interest upon the Participant receiving the Award.

         (d) If the administration of the Plan is assumed by the Board pursuant to Section 17(a), the Board will have the same authority, power, duties, responsibilities and discretion given to the Committee under the terms of the Plan.

18.               AMENDMENTS AND OTHER MATTERS.

         (a) The Plan may be amended from time to time by the Committee or the Board but may not be amended without further approval by the stockholders of the Company if such amendment would result in the Plan no longer satisfying any applicable requirements of the New York Stock Exchange (or the principal national securities exchange on which the Common Stock is traded), Rule 16b-3 or Section 162(m) of the Code.

         (b) Neither the Committee nor the Board will authorize the amendment of any outstanding Stock Option to reduce the Option Price without the further approval of the stockholders of the Company. Furthermore, no Stock Option will be cancelled and replaced with Stock Options having a lower Option Price without further approval of the stockholders of the Company. The provisions of this Section 18(b) are intended to prohibit the repricing of "underwater" Stock Options and will not be construed to prohibit the adjustments provided for in Section 14.

         (c) The Plan may be terminated at any time by action of the Board. The termination of the Plan will not adversely affect the terms of any outstanding Award.

         (d) The Plan does not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor will it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

         (e) If the Committee determines, with the advice of legal counsel, that any provision of the Plan would prevent the payment of any Award intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code from so qualifying, such Plan provision will be invalid and cease to have any effect without affecting the validity or effectiveness of any other provision of the Plan.

19. GOVERNING LAW. The Plan, all Awards and all actions taken under the Plan and the Awards will be governed in all respects in accordance with the laws of the State of Delaware, including without limitation, the Delaware statute of limitations, but without giving effect to the principles of conflicts of laws of such State.


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